UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005

KB HOME

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9195 (Commission File Number)	95-3666267 (IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On June 23, 2005, KB Home filed a prospectus supplement, dated June 21, 2005, under its Registration Statement on Form S-3 (333-120458), relating to the offering of $150,000,000 aggregate principal amount of its 6-1/4% Senior Notes due 2015 (the “Notes”). Exhibits are filed herewith in connection with the issuance of the Notes on June 27, 2005.

Item 9.01 Exhibits

(c)	Exhibits.

1.8	Underwriting Agreement, dated June 21, 2005, regarding $150,000,000 of KB Home’s 6-1/4% Senior Notes due 2015.

4.24	Form of 6-1/4% Senior Note due 2015.

4.25	Officers’ Certificate and Guarantors’ Officers’ Certificate dated June 27, 2005, establishing the form and terms of the Notes.

5.2	Opinion of Munger, Tolles & Olson LLP.

8.1	Tax Opinion of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2005	KB HOME
	By:	/s/ Kimberly N. King
Kimberly N. King
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit
No.

1.8	Underwriting Agreement, dated June 21, 2005, regarding $150,000,000 of KB Home’s 6-1/4% Senior Notes due 2015.

4.24	Form of 6-1/4% Senior Note due 2015.

4.25	Officers’ Certificate and Guarantors’ Officers’ Certificate dated June 27, 2005, establishing the form and terms of the Notes.

5.2	Opinion of Munger, Tolles & Olson LLP.

8.1	Tax Opinion of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

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